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                                                               EXHIBIT 10(e)(ii)



                        AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (the "Amendment") made this 12th day of May, 1998, by and between NovaCare, Inc., a Delaware corporation (the "Company"), and James W. McLane (the "Executive"),

                              W I T N E S S E T H:

         WHEREAS, the parties have heretofore entered into an Employment Agreement dated as of April 14, 1997 (the "Employment Agreement"); and

         WHEREAS, the parties now wish to amend the Employment Agreement to modify the manner in which Executive's annual bonus shall be determined for the fiscal years ending June 30, 1999 and thereafter;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereby agree as follows:

         Effective as of July 1, 1998, the Employment Agreement shall be amended by deleting subsection (a) of Section 3.2 in its entirety, and by replacing such subsection with the following new subsection (a):

                  "(a) In addition to the base salary provided for in Section 3.1, the Executive shall be eligible for an incentive bonus target of 100% of base salary with respect to each fiscal year of the Company ending during the term of this Agreement, payable in accordance with the terms of the Company's Executive Incentive Compensation Plan based on attainment of stated objectives, commencing with the fiscal year ending June 30, 1999."

         The parties agree that, with respect to the fiscal year ending June 30, 1998, Executive's incentive bonus shall be determined based on the terms and conditions of the Employment Agreement existing as of the date hereof, without regard to the amendment contained herein.

         In all other respects the Employment Agreement shall remain in full force and effect without change.
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                            NOVACARE, INC.


                                            By:  /s/ Timothy E. Foster
                                                 _______________________________
                                                 Timothy E. Foster
                                                 Chief Executive Officer


                                                 /s/ James W. McLane
                                                 ______________________________
                                                 James W. McLane